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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                August 31, 2000
                                Date of Report
                       (Date of earliest event reported)

                                INFOSPACE, INC.
            (Exact name of Registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)

           0-25131                           91-1718107
     (Commission File No.)      (IRS Employer Identification Number)


                       601 108th Avenue N.E., Suite 1200
                          Bellevue, Washington 98004
                   (Address of Principal Executive Offices)

                                 425-201-6100
             (Registrant's Telephone Number, Including Area Code)
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Item 2.    ACQUISITION OR DISPOSITION OF ASSETS
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     On July 24, 2000, InfoSpace, Inc., a Delaware corporation ("InfoSpace")
entered into a definitive agreement (the "Purchase Agreement") to acquire from the shareholders of TDLI.com Limited, a privately held company based in Hampshire, England ("TDLI"), all of the issued and outstanding capital stock of TDLI.. TDLI holds approximately fifty percent of TDL InfoSpace (Europe) Limited, a joint venture originally formed by InfoSpace and Thomson Directories Limited in July 1998 to replicate InfoSpace's services in Europe. The acquisition of TDLI, which gave InfoSpace control of TDL InfoSpace, was completed on August 31, 2000.

     Pursuant to the Purchase Agreement, InfoSpace issued 3,424,308 shares of its common stock in exchange for all of the outstanding shares of TDLI capital stock, options and warrants, 163,831 shares of which will be deposited into an escrow account to secure certain representations and warranties made by certain of its significant shareholders and former directors. For accounting purposes, the acquisition will be accounted for as a purchase. The transaction is valued at approximately $131 million.

     The foregoing summary is qualified in its entirety by reference to the full text of the Sale and Purchase Agreement relating to the issued share capital of TDLI.com Limited dated as of July 24, 2000, which is attached hereto as Exhibit 2.1, which is hereby incorporated by reference herein.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS
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     (a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by this item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than November 14, 2000.

     (b)   PRO FORMA FINANCIAL INFORMATION.

     As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than November 14, 2000.

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     (c)  EXHIBITS.

     2.1 Sale and Purchase Agreement relating to the issued share capital of TDLI.com Limited dated as of July 24, 2000, by and between the Registrant and the shareholders of TDLI.com.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  September 15, 2000

                                             INFOSPACE, INC.


                                             By: /s/ Ellen B. Alben
                                                 --------------------------
                                             Name:  Ellen B. Alben
                                             Title: Senior Vice President,
                                                    Legal and Business Affairs

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